Exhibit 10.3


                          REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement is made and entered into as of December 7, 2001 (this "AGREEMENT"), by and between IGEN International, Inc., a Delaware corporation (the "COMPANY"), and Acqua Wellington Private Placement Fund, Ltd., a company organized under the laws of the Commonwealth of the Bahamas (the "PURCHASER").

                  This Agreement is being entered into pursuant to the Purchase Agreement, dated as of the date hereof, by and between the Company and the Purchaser (the "PURCHASE AGREEMENT").

                  The Company and the Purchaser hereby agree as follows:

         1. DEFINITIONS.

                  Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  "AFFILIATE" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "CONTROL," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "AFFILIATED," "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

                  "BLACKOUT PERIOD" shall have the meaning set forth in Section 3(n).

                  "BOARD" shall have the meaning set forth in Section 3(n).

                  "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the Company's Common Stock, $.001 par value.

                  "EFFECTIVENESS DATE" means with respect to the Registration Statement the earliest of (x) the 105th day following the Funding Date, before which the Company will use its commercially reasonable efforts to cause the registration statement to become effective, and (y) the date which is within seven (7) Business Days of the date on which the Commission informs the Company that the Commission (i) will not review the Registration Statement or (ii) that the Company may request the acceleration of the effectiveness of the Registration Statement.

                  "EFFECTIVENESS  PERIOD"  shall have the  meaning  set forth in
Section 2.

                  "EVENT" shall have the meaning set forth in Section 7(d).

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FILING DATE" means the date the Registration Statement is filed which date, using the Company's commercially reasonable efforts, shall be within twenty-one (21) days following the Funding Date.

                  "HOLDER" or "HOLDERS" means the holder or holders, as the case may be, from time to time of Registrable Securities including, including without limitation, the Purchaser and its assignees.

                  "INDEMNIFIED  PARTY"  shall  have  the  meaning  set  forth in
Section 5(c).

                  "INDEMNIFYING  PARTY"  shall  have the  meaning  set  forth in
Section 5(c).

                  "LIQUIDATED  DAMAGES"  shall  have the  meaning  set  forth in
Section 7(d).

                  "LOSSES" shall have the meaning set forth in Section 5(a).

                  "PERSON" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "PROCEEDING" means an action,  claim,  suit,  investigation or
proceeding   (including,   without  limitation,   an  investigation  or  partial
proceeding, such as a deposition), whether commenced or threatened.

                  "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

                  "REGISTRABLE SECURITIES" means the shares of Common Stock issued pursuant to the Purchase Agreement (the "Common Shares") and upon any stock split, stock dividend, recapitalization or similar event with respect to such Common Shares.

                  "REGISTRATION STATEMENT" means the registration statement and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.



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

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "RULE 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "RULE 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  "SPECIAL COUNSEL" means any special counsel to the Holders.

         2. REGISTRATION. On or prior to the Filing Date the Company shall prepare and file with the Commission a "shelf" Registration Statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement, (ii) use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 12dl-2 promulgated under the Exchange Act within seven (7) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not be subject to further review) as soon as practicable after the filing thereof, but in any event prior to the Effectiveness Date, and (subject to the provisions of Section 3(n) hereof) to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written letter, addressed to the Company's transfer agent to such effect (the "EFFECTIVENESS PERIOD").

         3. REGISTRATION PROCEDURES.

                  In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) Prepare and file with the Commission as soon as practicable and in any event on or prior to the Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance herewith) in accordance with the method or methods of distribution thereof as specified by the Holder (except if subsequently otherwise directed by the Holder), and use its commercially reasonable efforts to cause the Registration Statement to become effective and


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

remain effective as provided herein; PROVIDED, HOWEVER, that not less than three
(3) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall furnish to the Holder and any Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the timely review of such Special Counsel. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto relating to the Purchaser or the transactions contemplated hereby to which the Holder or any Special Counsel shall reasonably object in writing within three (3) Business Days of their receipt thereof; provided, however, that if Special Counsel does not respond within such three-day period, the Company shall not incur any liquidated damages pursuant to
Section 7(d)(i) hereof for the time period of such delay.

                  (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective (subject to Section 3(n) hereof) as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond promptly to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Holders true and complete copies of all correspondence from the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

                  (c) Notify the Holders of Registrable Securities to be sold and any Special Counsel promptly (and, in the case of (i)(A) below, not less than three (3) Business Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than three (3) Business Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed;
(B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment relating to the Purchaser or the transactions contemplated hereby, when the same has become effective; provided, however, that if Special Counsel does not respond within such time period, the Company shall not incur any liquidated damages pursuant to Section 7(d)(i) hereof for the time period of such delay; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in


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

any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  The Company shall promptly furnish to Special Counsel, without charge, any correspondence from the Commission or the Commission's staff to the Company or its representatives relating to any Registration Statement.

                  (d) Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (e) If requested by the Holder of a majority in interest of the Registrable Securities, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

                  (f) Furnish to the Holder and any Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                  (g) Promptly deliver to the Holder and any Special Counsel, without charge, as many copies of the Registration Statement, Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                  (h) Prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders and any Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period (subject to Section 3(n) hereof) and to do any and all other acts or things necessary or advisable to


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

enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

                  (i) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates or via the Deposit Withdrawal Agent Commission ("DWAC") representing Registrable Securities to be sold pursuant to a Registration Statement and to enable such Registrable Securities to be in such denominations and registered in such names as the Holders may request at least two (2) Business Days prior to any sale of Registrable Securities.

                  (j) Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (k) Use its commercially reasonable efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the Nasdaq National Market and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

                  (l) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than forty-five (45) days after the end of any twelve (12)-month period (or ninety (90) days after the end of any twelve
(12)-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

                  (m) If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

                  (n) Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as


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

contemplated by Section 3(c), (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement, (iii) it shall comply with federal securities laws and (iv) it shall furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

                  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v), 3(c)(vi) or 3(n), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

                  (o) If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "BOARD") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may suspend effectiveness of a registration statement and suspend the sale of Registrable Securities under a Registration Statement for a period not to exceed twenty (20) consecutive days, provided that the Company may not suspend its obligation pursuant to this
Section 3(n) for more than forty-five (45) days in the aggregate during any twelve (12) month period (each, a "BLACKOUT PERIOD"); PROVIDED, HOWEVER, that no such suspension shall be permitted for consecutive twenty (20) day periods, arising out of the same set of facts, circumstances or transactions.

                  (p) Within two (2) Business Days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the Commission in the form attached hereto as EXHIBIT A.

         4. REGISTRATION EXPENSES.

                  All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the


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

Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation the following: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Nasdaq National Market and each other securities exchange or market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, and (C) in compliance with state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. The Company shall not be responsible for any underwriting discounts and commissions, transfer taxes or the legal fees of Special Counsel.

         5. INDEMNIFICATION

                  (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Purchaser, its permitted assignees and each of its directors, fund managers, officers and employees, and each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act), its permitted assignees and the directors, fund managers, officers and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys' fees and expenses) (collectively, "LOSSES"), arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, the final Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reviewed and expressly approved in writing by such Holder and Special Counsel expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or as a result of the failure of the Holder to deliver a Prospectus, as amended or supplemented, to a purchaser in connection with an offer or sale. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such


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

indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c) hereof) and shall survive the transfer of the Registrable Securities by the Holders.

                  (b) INDEMNIFICATION BY PURCHASER. Purchaser and its permitted assignees shall, severally and not jointly, indemnify and hold harmless the Company, each of its directors, officers and employees and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers and employees of such controlling Persons, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon failure of the Purchaser to deliver the prospectus when required or any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or omitted from any information so furnished in writing by such Holder or the Special Counsel to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus Supplement. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 5(b) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty (20) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; PROVIDED, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder or pursuant to applicable law).

                  (d) CONTRIBUTION. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holder shall be liable or required to contribute under this Section 5(c) for only that amount as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         6. RULE 144.

                  As long as any Holder owns Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and (only if such filings are not available via EDGAR) to promptly furnish the Holders with true and complete copies of all such filings. As long as any Holder owns Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions of counsel to the Company referred to in the Purchase Agreement. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements. This Agreement shall terminate on the date on which the Registrable Securities have been sold pursuant to a registration statement or may be sold without restriction pursuant to Rule 144(k) of the Securities Act.

         7. MISCELLANEOUS.

                  (a) REMEDIES. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) NO INCONSISTENT AGREEMENTS. Neither the Company nor any of its subsidiaries has, as of the date hereof entered into and currently in effect, nor shall the Company or any of its Affiliates, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act if the rights so granted are inconsistent with the rights granted to Holders set forth herein, or otherwise prevent the Company with complying with all of its obligations hereunder.

                  (c) NO PIGGYBACK ON REGISTRATIONS. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement.

                  (d) FAILURE TO FILE REGISTRATION STATEMENT AND OTHER EVENTS. The Company and the Holders agree that the Holders will suffer damages if the Registration Statement is not filed on or prior to the Filing Date and not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if certain other events occur. The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (i) the Registration Statement is not filed on or prior to the Filing Date, or is not declared effective by the Commission on or prior to the Effectiveness Date, or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 12dl-2 promulgated under the Exchange Act within seven (7) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (iii) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities at any time during the Effectiveness Period, without being succeeded within a reasonable period by a subsequent Registration Statement filed with and declared effective by the Commission, or (iv) the Company has breached Section 3(n) of this Agreement (any such failure or breach being referred to as an "Event"), the Company shall pay as liquidated damages for such failure and not as a penalty (the "LIQUIDATED DAMAGES") to each Holder an amount equal to one percent (1%) for the first calendar month and two percent (2%) per calendar month thereafter of such Holder's pro rata share of the purchase price paid by all Holders for all shares of Common Shares purchased and then outstanding pursuant to the Purchase Agreement for each thirty (30) day period, or portion thereof, following the Event until the applicable Event has been cured. Payments to be made pursuant to this Section 7(d) shall be due and payable immediately upon demand at the option of the Holders in cash. The parties agree that the Liquidated Damages represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Holders if the Registration Statement is not filed on or prior to the Filing Date or has not been declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if any other Event as described herein has occurred.

                  (e) SPECIFIC ENFORCEMENT, CONSENT TO JURISDICTION.

                           (i) The Company and the Holders acknowledge and agree
that irreparable damage would occur in the event that any of the provisions of this Agreement or the Purchase Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the Purchase Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

                           (ii) Both the  Company and the  Purchaser  (i) hereby
irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Both the Company and the Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7(e) shall affect or limit any right to serve process in any other manner permitted by law.

                  (f) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and a majority of the Holders.

                  (g) NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., eastern standard time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., eastern time, on any date and earlier than 11:59 p.m., eastern time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given.

                           (x)      if to the Company:

                                    IGEN International, Inc.
                                    16020 Industrial Drive
                                    Gaithersburg, MD 20877
                                    Tel. No.:  (301) 869-9800
                                    Fax No.:  (301) 208-3799
                                    Attention: Richard Massey
                                   with a copy to:

                                   Kirkpatrick & Lockhart LLP
                                   1800 Massachusetts Avenue, N.W.
                                   Suite 200
                                   Washington, D.C. 20036
                                   Tel. No.:  (202) 778-9076
                                   Fax No.:  (202) 778-9100
                                   Attention: Thomas F. Cooney, III

                           (y)   if to the Purchaser:

                                   Acqua Wellington Private Placement Fund, Ltd. c/o Fortis Fund Services (Bahamas) Ltd. Montague Sterling Centre
                                   East Bay Street, P. O. Box SS-6238
                                   Nassau, Bahamas
                                   Attention:  Anthony L.M. Inder Rieden
                                   Tel. No.: (242) 394-2700
                                   Fax No.: (242) 394-9667

                                   with a copy to:

                                   Jenkens & Gilchrist Parker Chapin LLP
                                   The Chrysler Building
                                   405 Lexington Avenue
                                   New York, New York 10174
                                   Attention:  Christopher S. Auguste
                                   Tel. No.: (212) 704-6000
                                   Fax No.: (212) 704-6288

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice. Any notice sent by facsimile shall be confirmed by other means pursuant to this Section 7(g).

                  (h) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of a majority of Holders.

                  (i) ASSIGNMENT OF REGISTRATION RIGHTS. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder to any transferee of such Holder of all or a portion of the shares of Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement and shall be for no less than 50% of the Registrable Securities. In addition, each Holder shall have the right to assign its rights hereunder to any other Person so long as such assignment is for no less than 30% of the Registrable Securities with the prior written consent of the Company, which consent shall not be unreasonably withheld. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

                  (j) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original  and, all of which taken  together  shall  constitute  one and the same
Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (k) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law thereof. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

                  (l) CUMULATIVE REMEDIES. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (m)  SEVERABILITY.   If  any  term,  provision,   covenant  or
restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (n) HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

                  (o) SHARES HELD BY THE COMPANY AND ITS AFFILIATES. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage and shall not be counted as outstanding.

                  (p) FORCE MAJEURE. If either party is prevented from performing any of its obligations under this Agreement due to any cause beyond the party's reasonable control, including, without limitation, an act of God, an act of terrorism, fire, flood, explosion, war, strike, embargo, government regulation, civil or military authority, the time for that party's performance will be extended for the period of the delay or inability to perform due to such occurrence.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                                       IGEN INTERNATIONAL, INC.


                                       By:  /s/ Samuel J. Wohlstadter
                                            -------------------------
                                            Name:   Samuel J. Wohlstadter
                                            Title:  Chairman and Chief Executive
                                                    Officer


                                       ACQUA WELLINGTON PRIVATE
                                       PLACEMENT FUND, LTD.



                                       By:  /s/ Richard Colpron
                                            -------------------
                                            Name:  Richard Colpron
                                            Title: Vice President